UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

COLT DEFENSE LLC COLT FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-171547	32-0031950 27-1237687
(Registration Number)	(IRS Employer Identification Number)

547 New Park Avenue, West Hartford, CT	06110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (860) 232-4489

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2011, General George W. Casey Jr., USA (ret.) was appointed as a Manager of the Governing Board of Colt Defense LLC. Prior to joining our Board, Gen. Casey served as Chief of Staff of the United States Army for four years from April 2007 to April 2011. In his previous assignment, he was Commander, Multinational Force — Iraq from July 2004 to February 2007. During his distinguished 41 year career in the U. S. Army, Gen. Casey received numerous awards and decorations including four Defense Distinguished Service Medals, two Army Distinguished Service Medals and three Legions of Merit.  He holds a Masters Degree in International Relations from Denver University and has served as a Senior Fellow at the Atlantic Council of the United States.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLT DEFENSE, LLC

By:	/s/ Gerald Dinkel
Name:	Gerald Dinkel
Title:	Chief Executive Officer and Manager

Dated:  December 7, 2011